UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 15, 2011
Date of Report (Date of earliest event reported)

BCM ENERGY PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53176	47-0948014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

301 St. Charles, Floor 3, New Orleans, LA	70130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (504) 525-8299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  Effective on August 16, 2011 (the “Effective Date”), BCM Energy Partners, Inc. (the “Company”) amended its Certificate of Incorporation by filing its Restated Certificate of Incorporation (the “Restated Certificate”) with the Delaware Secretary of State.  The Restated Certificate effected a 50-for-one reverse stock split (the “Reverse Stock Split”) in which each 50 shares of the Company’s common stock, $0.0001 par value, were automatically converted into one share of Common Stock, and each 50 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (“Preferred Stock”), were automatically converted into one share of Common Stock.  No fractional shares of Common Stock will be issued in the Reverse Stock Split.  Instead, holders of Common Stock or Preferred Stock who would otherwise had received a fractional share of Common Stock will receive cash in an amount equal to the market value of such fractional shares on the Effective Date.

The Restated Certificate decreased the number of authorized shares of Common Stock from 150,000,000 shares to 15,000,000 shares and decreased the number of authorized shares of Preferred Stock from 20,000,000 shares to 5,000,000 shares.

The Restated Certificate was approved by the Company’s Board of Directors on June 8, 2011, subject to obtaining the approval of the Company’s stockholders.  It was approved by the Company’s stockholders at the special meeting of stockholders held on August 15, 2011.

This description of the Restated Certificate is qualified in its entirety by reference to the copy of the Restated Certificate filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)  On August 15, 2011, the Company held a special meeting of stockholders (the “Meeting”).

(b)  At the Meeting, of the 112,965,019 shares of the Company’s Common Stock outstanding and entitled to vote, 98,715,209 shares, or 87.38%, were represented at the Meeting, and thus a quorum was present at the Meeting.   At the Meeting, the stockholders voted on only a proposal to approve the Company’s Restated Certificate, and the voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,825,825	1,889,089	295	0

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

3.1 Restated Certificate of Incorporation filed with the Delaware Secretary of State on August 16, 2011.

99.1 Press Release issued by the Company dated August 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCM ENERGY PARTNERS, INC.

Date: August 16, 2011	By:	/s/ Charles B. Mathews
	Name:	Charles B. Mathews
	Title:	Chief Financial Officer